UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2006

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16215 Alton Parkway, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 450-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2006 Broadcom Corporation received a Staff Determination notice from The Nasdaq Stock Market stating that the company’s Class A common stock is subject to delisting from The Nasdaq Global Select Market. The notice was issued in accordance with standard Nasdaq procedures as a result of the delay in Broadcom’s filing with the Securities and Exchange Commission of its Quarterly Report on Form 10-Q for the three months ended June 30, 2006 (the "Second Quarter 10-Q"). Timely filing of periodic reports with the SEC is a requirement for continued listing under Nasdaq Marketplace Rule 4310(c)(14).

As previously disclosed in a Form 12b-25 filed with the SEC on August 9, 2006, Broadcom was not able to timely file its Second Quarter 10-Q as a result of an ongoing voluntary review of its equity award practices and the pending restatement of its financial statements.

Broadcom will appeal the Nasdaq Staff Determination and request a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") in accordance with the Nasdaq Marketplace Rules. The appeal and hearing request will automatically stay delisting of the company’s Class A common stock pending the Panel’s review and determination.

Until the Panel issues a determination following the hearing, and thereafter during the period of any conditional listing exception granted by the Panel, Broadcom’s Class A common stock will continue to be listed on The Nasdaq Stock Market. However, the company cannot assure you that the determination of the Panel following the hearing will be favorable or that any conditional listing exception will be granted by the Panel.

On August 18, 2006 Broadcom issued a related press release announcing its receipt of the Nasdaq Staff Determination and its plans to appeal and request a hearing. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated August 18, 2006 of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

August 18, 2006	By:	/s/ Bruce E. Kiddoo

Name: Bruce E. Kiddoo
Title: Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 18, 2006 of the Registrant.